SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 19, 2002

Key Consumer Receivables LLC (as Depositor) under an Amended and Restated Trust

Agreement dated as of September 1, 2002; and

Key Bank USA, National Association (as a Seller and as Master Servicer) under a Sale and Servicing Agreement dated as of September 1, 2002 in connection with the issuance of KeyCorp Student Loan Trust 2002-A Asset Backed Notes.

Key Consumer Receivables LLC

Key Bank USA, National Association

(Exact name of Registrant as specified in its charter)

United States

333-62624

34-1938746

(State or other jurisdiction of

333-62624

34-1804148

incorporation)

(Commission

(IRS Employer

File Number)

ID Numbers)

Key Tower, 127 Public Square, Cleveland, Ohio

44114

(Address of principal executive offices)

(Zip Code)

Registrants’ Telephone Number,

including area code:

(216) 828-8122

(216) 689-6300

N/A

(Former name or former address, if changed since last report)

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

Exhibit No.	Description of Exhibit
4.1	Indenture, between KeyCorp Student Loan Trust 2002-A (the “Trust”) and JPMorgan Chase Bank (the “Indenture Trustee”), dated as of September 1, 2002.
4.2	Amended and Restated Trust Agreement, between Key Consumer Receivables LLC and Bank One, National Association (the “Eligible Lender Trustee”), dated as of September 1, 2002.
4.3

Sale and Servicing Agreement, among Key Consumer Receivables LLC (the “Depositor”) Key Bank USA, National Association (the “Master Servicer” and the “Administrator”) the Trust and the Eligible Lender Trustee, dated as of September 1, 2002.

4.4

Insurance Agreement, among Ambac Assurance Corporation as Insurer, Key Bank USA, National Association (as Master Servicer, Seller and Administrator), the Depositor, the Trust, the Eligible Lender Trustee and the Indenture Trustee, dated as of September 13, 2002.

4.5

KBUSA Student Loan Transfer Agreement between Key Bank USA, National Association, (as Seller) Key Consumer Receivables LLC (as Purchaser) and Bank One, National Association (as Depositor Eligible Lender Trustee), dated September, 2002.

4.6

QSPE Student Loan Transfer Agreement among Key Consumer QSPE LLC, Bank One, National Association, as Eligible Lender Trustee for QSPE, Key Consumer Receivables LLC (as Depositor) and Bank One, National Association (Eligible Lender Trustee for the Depositor), dated September 1, 2002.

4.7

Interest Rate Swap Agreements between the Trust and Key Bank USA, National Association, as the Swap Counterparty, as documented on a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated September 24, 2002.

4.8

Cap Agreements between the Trust and Key Bank USA, National Association, as the Cap Provider, as documented according to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated September 24, 2002.

4.9

Put Option Agreements, among KeyBank National Association (as Put Option Provider) the Trust, the Depositor, the Indenture Trustee and Key Bank USA, National Association (as Calculation Agent), dated September 24, 2002.

99.1	Administration Agreement, among Key Bank USA, National Association, the Trust and the Indenture Trustee, dated as of September 1, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY CONSUMER RECEIVABLES LLC

By:  /s/ Craig Platt

Name:

Craig T. Platt

Title:

President

KEY BANK USA, NATIONAL ASSOCIATION

By:  /s/ Craig Platt

Name:

Craig T. Platt

Title:

Senior Vice President

Dated:  October 11, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	Indenture, between KeyCorp Student Loan Trust 2002-A (the “Trust”) and JPMorgan Chase Bank (the “Indenture Trustee”), dated as of September 1, 2002.
4.2	Amended and Restated Trust Agreement, between Key Consumer Receivables LLC and Bank One, National Association (the “Eligible Lender Trustee”), dated as of September 1, 2002.
4.3

Sale and Servicing Agreement, among Key Consumer Receivables LLC (the “Depositor”) Key Bank USA, National Association (the “Master Servicer” and the “Administrator”) the Trust and the Eligible Lender Trustee, dated as of September 1, 2002.

4.4

Insurance Agreement, among Ambac Assurance Corporation as Insurer, Key Bank USA, National Association (as Master Servicer, Seller and Administrator), the Depositor, the Trust, the Eligible Lender Trustee and the Indenture Trustee, dated as of September 13, 2002.

4.5

KBUSA Student Loan Transfer Agreement between Key Bank USA, National Association, (as Seller) Key Consumer Receivables LLC (as Purchaser) and Bank One, National Association (as Depositor Eligible Lender Trustee), dated September, 2002.

4.6

QSPE Student Loan Transfer Agreement among Key Consumer QSPE LLC, Bank One, National Association, as Eligible Lender Trustee for QSPE, Key Consumer Receivables LLC (as Depositor) and Bank One, National Association (Eligible Lender Trustee for the Depositor), dated September 1, 2002.

4.7

Interest Rate Swap Agreements between the Trust and Key Bank USA, National Association, as the Swap Counterparty, as documented on a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated September 24, 2002.

4.8

Cap Agreements between the Trust and Key Bank USA, National Association, as the Cap Provider, as documented according to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmations and the related schedules, each dated September 24, 2002.

4.9

Put Option Agreements, among KeyBank National Association (as Put Option Provider) the Trust, the Depositor, the Indenture Trustee and Key Bank USA, National Association (as Calculation Agent), dated September 24, 2002.

99.1	Administration Agreement, among Key Bank USA, National Association, the Trust and the Indenture Trustee, dated as of September 1, 2002.